SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 25, 1997

                Salomon Brothers Mortgage Securities VII, Inc.,
         Asset-Backed Floating Rate Certificates, Series 1997-LB1 Trust
             (Exact name of registrant as specified in its charter)

New York (governing law
of Pooling and
Servicing Agreement)                        333-14225-09  52-2009654, 52-2009655
(State or other jurisdiction                (Commission         (I.R.S. Employer
of incorporation or organization)   File Number              Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On July 25, 1997, a distribution was made to holders of the Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-LB1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed to holders of  Asset-Backed  Floating
               Rate  Certificates,  Series 1997-LB1 Trust,  relating to the July
               25, 1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

            Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed
                Floating Rate Certificates, Series 1997-LB1 Trust
                                  (Registrant)

                            By: Norwest Bank of Minnesota, N.A.
                                as Trustee
                            By: /s/ Sherri J. Sharps
                          Name: Sherri J. Sharps
                         Title: Vice President
                          Date: July 29, 1997


                                INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to  holders  of  Asset-Backed Floating
               Rate Certificates, Series 1997-LB1 Trust, relating to  the   July
               25, 1997, distribution.